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                 FIRST AMENDMENT TO THE BALLANTYNE OF OMAHA, INC.
                     1995 OUTSIDE DIRECTORS' STOCK OPTION PLAN


     The Ballantyne of Omaha, Inc., 1995 Outside Directors' Stock Option Plan, as amended, is hereby further amended to read as follows:

          1. Sections 8(a), (b) and (c) of the 1995 Outside Director's Stock Option Plan, are hereby amended to read as follows:

               "8.  NON-QUALIFIED STOCK OPTIONS.

                    (a)  GRANT OF NQSOs.

                    Any Non-Employee Director who first becomes a member of
               the Board on or after the effective date of this amended
               Section 8(a), shall be granted NQSOs to purchase 15,000 shares automatically on the next succeeding business day following his election to the Board. In addition to the initial NQSO grants to each Non-Employee Director, whether before or after the effective date of this amended Section, NQSOs to purchase 15,000 Shares shall be granted automatically to each Non-Employee Director on the next succeeding business day after the third consecutive annual meeting of the shareholders following his initial NQSO grant, and on the next succeeding business day after every third consecutive annual meeting of the shareholders thereafter during the term of the Plan, provided that said Non-Employee Director continues to be a member of the Board on the date of each such additional grant. NQSOs shall be granted in the aforesaid manner until the date on which the Shares available for grant shall no longer be sufficient to permit grants of NQSOs covering 15,000 Shares to be made to each Non-Employee Director entitled to a grant as of such date, in which event the Shares then available for grant shall be allocated on a pro rata basis among the Non-Employee Directors entitled to a grant of NQSOs as of such date.
               The provisions of this Section shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder.

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                    (b)  EXERCISE PRICE.

                    Each share covered by a NQSO granted on the business day
               next succeeding the Effective Date of this Plan may be purchased at a purchase price equal to the initial public offering price of a Share. Each Share covered by a NQSO granted after the business day next succeeding the effective date of this amended section may be purchased at a purchase price equal to the Fair Market Value of a Share on the date of the NQSO grant. The provisions of this Section shall not be amended more than once every six months, other than to comport with changes in the Code, ERISA, or the rules thereunder.

                    (c)  TERMS AND CONDITIONS.

                         (i) Except as set forth in Section 10, all NQSOs granted to a Participant shall vest and become first exercisable as follows:

                              i.i 5,000 shares on the next succeeding business day following a Participant's initial election to the Board.

                              i.ii Thereafter, 5,000 shares on the next succeeding business day following each annual meeting of the Stockholders of the Company.

          2. All other terms, conditions, and provisions of said Plan remain the same.

     DATED this 27th day of May, 1998.


                                       BALLANTYNE OF OMAHA, INC.


                                       By:  /s/John Wilmers
                                          ------------------------------------
                                          John Wilmers, President


Attest:


 /s/Brad French
-----------------------------------
Brad French, Secretary

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          I hereby certify that the above amendment to the Ballantyne of
Omaha, Inc., 1995 Stock Option Plan was approved by the Board of Directors of the corporation at a special meeting of the Board of Directors duly called and held on the 24th day of March, 1998, and was approved by the Stockholders of the corporation at the Annual Meeting of Stockholders held on the 27th day of May, 1998.

          DATED at Omaha, Nebraska, this 28th day of May, 1998.



                                        /s/Brad French
                                       ---------------------------------------
                                       Brad French, Secretary